3Q 2024 Earnings November 7, 2024

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic, or any future similar pandemic or health epidemic; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 1, 2024, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with COVID-19, net of benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock-based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) costs associated with COVID-19, net of benefits received, (xii) costs associated with (recovery from) the Take 5 Matter, (xiii) EBITDA for economic interests in investments and (xiv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable segment means Adjusted EBITDA by Segment divided by total revenues and revenues net of pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, sample, retailer fees and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) cash paid for costs associated with COVID-19, net of benefits received, (ix) cash paid for costs associated with the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Healthy 3Q’24 Performance Adjusted EBITDA growth driven by healthy performance across Experiential and Retailer Services Transformation remains on track with continued progress made to improve operating efficiency Paid down ~$80M of debt Remain confident in achieving full-year guidance Revenues(1) -10% YOY +2% organic $802M Adj. EBITDA(2) +8% YOY $101M Adj. Unlevered FCF 67% conversion(3) $69M Net Leverage Ratio(3) 3.9x (1) From continuing operations excluding pass-through costs; organic revenues exclude revenues in the prior year period from the European JV, which was deconsolidated in 4Q’23 (2) From continuing operations; Adjusted EBITDA is a non-GAAP measure. The Appendix has a reconciliation to the comparable GAAP measure (3) On a continuing and discontinued operations basis

(1) Circana 2023. | (2) Euromonitor 2023 Note: Unless otherwise noted, figures as of December 31, 2023 (3) Advantage Solutions’ top 100 clients by revenues, which represent over 50% of revenues Brands Retailers 4,000+ Clients 70,000+ Associates 100,000+ Retailer Locations Advantage Clients include >66% of Top 25 Retailers(2) Advantage Clients include >85% of Top 50 CPG Companies(1) ~70,000,000 Labor Hours Scaled Platform and Full-Service Capabilities Increases Efficiency with Clients 4 Helping brands and retailers break through, grow sales, lower costs and solve problems in stores and online ~95% retention rate among top clients(3)

Competitive Differentiation Attracting New Clients and Expanding Services with Current Clients Branded Services Retailer Services Experiential Services Recent Activity Expanded relationship with start-up energy beverage company Expanded services with a beauty company to collaborate on brokerage activities Recent Activity Expanded existing long-term relationship by providing trade services for a national grocery chain Expanded private brand services into the fast-growing C-store channel with a new national chain client Recent Activity New agreement with a major department store to support their fragrance team with direct-to-home sampling Adding more services for existing clients and expanding core offerings into adjacent markets Meeting the growing demand for in-store-events, while enhancing low-labor, direct-to-home sampling Cross-selling and expanding on existing services for clients to help solve their unique challenges

Significant Actions to Simplify, Streamline and Improve the Business Operating Effectiveness Modernizing Technology AI Elevating Omnichannel Deploy new technologies for increased speed and accuracy Improving operating efficiency Continued progress made on ERP replacement, modernizing cybersecurity, cloud migration and creating a data lake for advanced analytics Using Tata Consultancy Services for frontline teammates’ IT needs Outsourced procurement to IBM Equip teammates with the right tools to drive efficiency and capitalize on growth opportunities Image recognition Shelf-level intelligence Proprietary planogram technology Data-driven tools like Power BI to translate real-time insights into action faster and at scale Create competitive differentiation and improve productivity Contract management, routing merchandisers, HR workflow, sales tools and data analysis Potential partnerships and vendor relationships to build AI platforms and applications at a larger scale Offer scalable and targeted solutions Connecting the dots for client value creation at scale Bridging online activity to drive traffic to stores Strong workforce that can execute, partnered with leading technology firms in the space

Growth During a Year of Investment 1 2 3 Meeting Clients’ Needs Providing differentiated capabilities to drive consistent client results Strengthening Position as Provider of Choice Transformation on track; investing to enhance commercial capabilities through data-driven solutions while optimizing operating efficiency Reaffirming 2024 Guidance Expect low single-digit revenue and Adjusted EBITDA growth(1) (1) from Continuing Operations

Resilience in a Dynamic Market Environment Improved profit trajectory for Branded Services through increased client activity, better execution and gains in efficiency Experiential Services increased events per day due to strong client demand, including a timing benefit from the fourth quarter Improved performance for Retailer Services from increased activity, aided by a timing benefit from the fourth quarter and solid execution 3Q’24 Highlights % margin(2) Excludes the impact of the deconsolidation of European JV in 4Q’’23 and pass-through costs Adjusted EBITDA as a percent of revenues excluding pass-through costs and deconsolidation of European JV Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (8)% +2%(1) +8% $939 $1,020 TOTAL ADVANTAGE Revenues (Continuing Operations) Adjusted EBITDA (Continuing Operations) $ in millions Y/Y growth $ in millions Y/Y growth

Efficient Execution and Labor Utilization Improved Profit Trajectory 3Q’24 Highlights $ in millions Y/Y growth Revenues (Continuing Operations) $ in millions Y/Y growth % margin(2) Adjusted EBITDA (Continuing Operations) Excludes the impact of the deconsolidation of European JV in 4Q’23 and pass-through costs Adjusted EBITDA as a percent of revenues excluding pass-through costs and deconsolidation of European JV Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (27)% (4)%(1) $331 $451 (4)% BRANDED SERVICES Demonstrated improved execution and operating efficiency through higher labor utilization Expanding relationships and services with existing clients to enter adjacent categories A weaker environment for CPG companies and retailers impacted performance Efforts to enhance business development and cross-selling are beginning to take hold

Strong Client Demand Drove Performance Strong client demand drove revenue and Adjusted EBITDA growth Average events per day grew ~11% year-over-year, which included a shift in activity from the fourth quarter Recently expanded presence in the beauty category for direct-to-home sampling by adding a new department store client 3Q’24 Highlights EXPERIENTIAL SERVICES Revenues (Continuing Operations) % margin(2) Excludes pass-through costs in revenues Adjusted EBITDA as a percent of revenues excluding pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding +11% +12%(1) $343 $308 +41% $ in millions Y/Y growth $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations)

Growth from Increased Activity and Solid Execution Increased client activity for merchandising services, including a shift in activity from the fourth quarter Solid execution managing talent deployment and overall costs aided by price discipline Recently expanded private brand services beyond grocery stores into the C-Store channel with a national chain 3Q’24 Highlights % margin Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding +2% +11% Revenues (Continuing Operations) $ in millions Y/Y growth $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations) RETAILER SERVICES

Strengthening Balance Sheet, Disciplined Spending

As of 9/30/2024

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%(2)	$1,109
Senior Secured Notes	2028	6.50%	615
Total Gross Debt			**$1,724**
Less: Cash and Cash Equivalents			(196)
Total Net Debt(1)			**$1,528**

3.9x Net Debt / LTM Adj. EBITDA; ~91% hedged / fixed
(inclusive of discontinued operations)

Maturity Schedule

$ in millions



$1,565(3)
$456
$1,109
$615
2027E
2028E

Paid down ~$80M in debt during 3Q 2024
(no meaningful maturities for ~3 years)

1L Term Loan

Capex & Adj. Unlevered FCF

- Total Capex was ~$50M through the first nine months
- Generated ~$69M in Adj. Unlevered FCF in the quarter, driven by a reduction in DSOs through better working capital management and lower-than-planned Capex

Cash Detail

- Cash balance of $196M
- 3Q'24 voluntary debt repurchases: $80M (face value)
  - Voluntary repurchases YTD through 9/30/24: $158M (face value)
- 3Q'24 share repurchases: ~$13M / 3.5M Shares
  - ~9M shares repurchased YTD through 9/30/24

(1) Net debt is a non-GAAP financial measure and includes Other Debt of ~$0.2M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,109M obligation in 2027E maturity as of 9/30/24, $456M of the borrowing capacity of Revolving Credit Facility includes $44M letter of credit
(4) PSUs represent the number of underlying shares that would be issued at Target performance levels
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure

Advantage Solutions 12

On Track to Deliver 2024 Guidance $ in millions, unless otherwise noted 2024 Guidance (on a continuing operations basis) Revenues Low single digit growth Adjusted EBITDA Low single digit growth Adjusted UFCF Conversion(1) 55%-65% of Adj. EBITDA (High-end of the range) Net Interest Expense $150 - $160 Capex $65 - $80 (Around the lower end of the range) Long-term Net Leverage Target: < 3.5x 2024-2026 IT Transformation Capex: $140M to $150M 2024 Commentary On a continuing and discontinued operations basis 2023 revenues excludes contributions from the European JV, which was deconsolidated in 4Q’23, and pass-through costs See the Appendix for a reconciliation of 2023 non-GAAP financial measures to the most comparable GAAP measure Expect to achieve growth during a year of investment Navigating a challenging consumer environment for clients Improving operating efficiencies and retaining working capital benefits 4Q Adjusted EBITDA YOY growth expected to be similar to 3Q Adj. Unlevered FCF conversion to be at the high end of guidance range Reduction in net interest expense guidance vs. prior range of $155M to $165M (Update) Capex is now expected to be around the lower end of the guidance range (Update) Focused on deleveraging and investing in initiatives that enhance capabilities

Appendix

Net Income to Adjusted EBITDA from Continuing Operations and Discontinued Operations Non-GAAP Reconciliation (1/7)

Operating Income to Adjusted EBITDA by Segment Non-GAAP Reconciliation (2/7)

Operating Income to Adjusted EBITDA by Segment Non-GAAP Reconciliation (3/7)

Revenues to Revenues net of pass-through costs Non-GAAP Reconciliation (4/7)

LTM Adjusted EBITDA and Adjusted Unlevered Free Cash Flow Non-GAAP Reconciliation (5/7)

Net Debt Non-GAAP Reconciliation (6/7)

Footnotes Non-GAAP Reconciliation (7/7) (a) Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan. (b) Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Topco made to one of the Advantage Sponsors and (ii) equity-based compensation expense associated with the Common Series C Units of Topco. (c) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods. (d) Represents fees and costs associated with activities related to our acquisitions, divestitures, and related reorganization activities, including professional fees, due diligence, and integration activities. (e) Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force ("2024 RIF") and other optimization initiatives. (f) Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (g) Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities. (h) Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief. (i) Represents cash receipts from an insurance policy for claims related to the Take 5 Matter and costs associated with investigation and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs. (j) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (k) Represents losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell. (l) Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities. (m) Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force (“2024 RIF") and other optimization initiatives. (n) Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (o) Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions. (p) Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs. (q) Represents unaudited periods October 1, 2023 to September 30, 2024 to sum up to the last twelve months of financials inclusive of discontinued operations (summations are unaudited). (r) Pass-through costs are costs that are paid by our clients, including media, sample, retailer fees and other marketing and production costs.